Filed Pursuant to Rule 497(e)
1933 Act File No. 033-52154
1940 Act File No. 811-07168

Hennessy Core Bond Fund

Investor Class HCBFX | Institutional Class HCBIX

December 30, 2016

Supplement to the Prospectus dated February 29, 2016

The Board of Trustees (the “Trustees”) of Hennessy Funds Trust has determined that it is in the best interests of the shareholders of the Hennessy Core Bond Fund (the “Fund”) to liquidate the Fund.  The liquidation of the Fund is expected to be effective on or about Friday, February 17, 2017, or at such other time as may be authorized by the Trustees (the “Liquidation Date”).

Effective at market close on Friday, January 6, 2017, the Fund will cease accepting purchase orders from new or existing investors.  The Fund anticipates making a distribution of any income and/or capital gains of the Fund in connection with its liquidation.  The final tax year for the Fund will end on the Liquidation Date.

Shareholders of the Fund may redeem their shares at any time prior to the Liquidation Date.  If a shareholder has not redeemed his or her shares as of the Liquidation Date, the shareholder’s account will be automatically redeemed and proceeds will be sent to the shareholder at their address of record.  Liquidation proceeds will be paid in cash for the redeemed shares at their net asset value.

To prepare for the closing and liquidation of the Fund, the Fund’s portfolio managers will likely increase the Fund’s assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests.  As a result, after January 6, 2017, the Fund is expected to deviate from its stated investment strategies and policies and will no longer be managed to meet its investment objective.

Redemptions of shares (including redemptions caused by liquidation) are generally taxable.  Shareholders should consult their personal tax adviser concerning their particular tax situation.

All expenses of the liquidation of the Fund will be borne by Hennessy Advisors, Inc.

A shareholder may obtain additional information by contacting the Fund at 1-800-966-4354 or 1-415-899-1555, or by contacting his or her plan sponsor, broker-dealer, or financial institution.

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Please Read Carefully and Keep for Future Reference